SUPPLEMENT DATED FEBRUARY 1, 1996 TO
                PROSPECTUS DATED MAY 1, 1995 FOR
            INDIVIDUAL AND GROUP VARIABLE AND MARKET
           VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

                        KEMPER PASSPORT
                           Issued By
            KEMPER INVESTORS LIFE INSURANCE COMPANY

     Effective February 1, 1996, Kemper Investors Life Insurance Company has revised or endorsed the Contracts to provide for: 1) waiver of the Records Maintenance Charge for Certificates with a Certificate Value exceeding $50,000; 2) withdrawal of an amount up to 15% of the Certificate Value each year without assessment of a withdrawal charge; and 3) waiver of the withdrawal charge pursuant to a nursing care waiver endorsement. These changes are described below with references to those parts of the Prospectus that are modified by this Supplement.

Records Maintenance Charge

     The first paragraph under "B. Records Maintenance Charge" appearing on page 17 of the Prospectus is revised by adding the following to the end thereof:

       "The Records Maintenance Charge will be waived for Certificates with a Certificate Value exceeding $50,000 on the date of assessment."

        Withdrawal Charge

     The third paragraph appearing on page 3 of the Prospectus and the second paragraph appearing under "C. Withdrawal Charge" on page 17 of the Prospectus are revised to read as follows:

       "An Owner may withdraw up to 15% of the Certificate Value in any Certificate Year without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of 15% of the Certificate Value in any Certificate Year, the amount withdrawn in excess of 15% is subject to a Withdrawal Charge."

          The following new paragraph is added under "C. Withdrawal Charge" appearing on page 17 of the Prospectus:

       "Subject to state approval, a nursing care or hospitalization waiver endorsement will be issued under the Certificate. The endorsement provides that subject to certain exceptions withdrawal charges will not be assessed on withdrawals:

          1.   after an Owner has been confined in a hospital
                         or skilled health care facility for at least thirty days and the Owner remains confined at the time of the request; or

           2.  within thirty days following an Owner's
                         discharge from a hospital or skilled health care facility after a confinement of at least thirty days.

       Restrictions and provisions related to the nursing care or hospitalization waiver are more fully described in the endorsement."


PAS-01S (2/96)
  10 M  (2/96)